UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2025

IVANHOE ELECTRIC INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41436	32-0633823
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 E Rio Salado Parkway, Suite 130 Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 656-5821

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal year.

On February 21, 2025, the Board of Directors (the “Board”) of Ivanhoe Electric Inc (the “Company”) adopted the Second Amended and Restated Bylaws of Ivanhoe Electric Inc. (the “Second Amended and Restated Bylaws”) which became effective immediately.

The Second Amended and Restated Bylaws modify the Company’s prior Amended and Restated Bylaws of Ivanhoe Electric Inc. to eliminate the 66 2/3% supermajority stockholder vote required for stockholders to amend the Company’s bylaws and replace it with a majority vote standard.  Due to the existence of an equivalent supermajority provision in the Company’s certificate of incorporation, this amendment will not have substantive effect unless the Company’s Board and stockholders approve an equivalent amendment to the Company’s certificate of incorporation.  The Company anticipates proposing such an amendment for consideration by stockholders at the Company’s 2025 annual meeting of stockholders.

The Second Amended and Restated Bylaws also expressly denies the application of the Arizona Corporate Takeover Laws, Arizona Revised Statutes 10-2701 et seq., or any successor thereto, subject to any conditions imposed by law.

The foregoing description of the Second Amended and Restated Bylaws is qualified in its entirety by reference to the text of the Second Amended and Restated Bylaws, a copy of which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Ivanhoe Electric Inc.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IVANHOE ELECTRIC INC.

Date: February 21, 2025	By:	/s/ Taylor Melvin
Taylor Melvin
President and Chief Executive Officer

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